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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  JANUARY 23, 2003
                                                   ----------------


                                 EMC CORPORATION
                       ----------------------------------
             (Exact name of registrant as specified in its charter)


MASSACHUSETTS                       1-9853                   NO. 04-2680009
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(State or other jurisdiction        (Commission              (I.R.S. Employer
of incorporation)                   File Number)             Identification No.)



176 SOUTH STREET, HOPKINTON, MA                              01748
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(Address of principal executive offices)                     (Zip code)



Registrant's telephone number, including area code:  (508) 435-1000
                                                     ---------------------------


                           N/A
--------------------------------------------------------------------------------
(Former Name or Former Address, if changed since last report)



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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         (c) Exhibits

             99.1         Press Release dated January 23, 2003

ITEM 9.  REGULATION FD DISCLOSURE
---------------------------------

         On January 23, 2003, EMC Corporation issued a press release relating to its fourth quarter 2002 results and outlook relating to 2003 and the first fiscal quarter of 2003. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.




























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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     EMC CORPORATION



                                     By:  /s/ William J. Teuber, Jr.
                                          ----------------------------------
                                          William J. Teuber, Jr.
                                          Executive Vice President and
                                          Chief Financial Officer




Date:    January 23, 2003
















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                                  EXHIBIT INDEX

Exhibit No.    Description
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99.1           Press Release dated January 23, 2003